401(k) Plans	12 Months Ended
Dec. 31, 2013
401(k) Plans
Note 23.	401(k) Plans

The Company maintains a defined contribution 401(k) retirement savings plan for its U.S. employees. Each participant in the 401(k) retirement savings plan may elect to contribute a percentage of his or her annual compensation up to a specified maximum amount allowed under U.S. Internal Revenue Service regulations. The Company matches employee contributions to a maximum of 4% of the participant annual compensation. The Company contributed $245, $384 and $380 during 2011, 2012, and 2013, respectively.

For the non-US employees, the Company does not pay or reimburse pension premiums other than any applicable statutory national premiums for state pension.